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                                                                   Exhibit 10.26


                          SECOND AMENDMENT TO LEASE
                          -------------------------

      THIS SECOND AMENDMENT TO LEASE (this "Second Amendment") is entered into as of the 1st day of June, 1998 by and between 6715 KENILWORTH AVENUE GENERAL PARTNERSHIP ("Landlord") and PATHNET, INC. ("Tenant").

                                 R E C I T A L S

      A. Landlord and Tenant are parties to that certain Lease Agreement dated August 9, 1997, as amended by that certain Amendment to Lease dated March 5, 1998 (together, the "Lease").

      B. Landlord and Tenant desire to add certain premises to the Lease and make certain other modifications to the Lease as more particularly set forth herein.

      NOW, THEREFORE, in consideration of the mutual promises of the parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. PREMISES. Paragraph 1 of the Lease is hereby deleted, and the following paragraph is inserted in its place:

                  Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon the terms and conditions set forth in this Lease, the fourth, fifth and sixth floors in the building located at 1015 31st Street, N.W., Washington, D.C. (the "Leased Premises"). The Leased Premises contain approximately 15,293 square feet.

      2. TERM. The initial term of the Lease is hereby extended until May 31, 1999. The initial term remains subject to renewal as provided in Paragraph 36 of the Lease.

      3. RENT. In Paragraph 3 of the Lease, (i) the number "$203,920.00" is hereby deleted, and the number $305,860.00" is inserted in its place; and (ii) the number "$16,933.33" is hereby deleted, and the number "$25,488.33" is inserted in its place.

      4. RATIFICATION. Except as expressly modified herein, the Lease remains in full force and effect in accordance with its terms.

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      EXECUTED, under seal, as of the day and year first written above.


                                       LANDLORD:

                                       6715 KENILWORTH AVENUE GENERAL
                                       PARTNERSHIP

                                       BY: /s/ David Schaeffer
                                          -------------------------------------
                                          David Schaeffer
                                          General Partner


                                       TENANT:

                                       PATHNET, INC.

                                       BY: /s/ William R. Smedberg
                                          -------------------------------------
                                          William R. Smedberg V
                                          Vice President, Finance and Corporate
                                            Development









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